MUNIYIELD
PENNSYLVANIA
FUND




FUND LOGO




Semi-Annual Report

April 30, 1998




Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MPA


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MuniYield Pennsylvania Fund


TO OUR SHAREHOLDERS


For the six-month period ended April 30, 1998, the Common Shares of MuniYield Pennsylvania Fund earned $0.539 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 7.00%, based on a month-end per share net asset value of $15.54. Over the same period, the total investment return on the Fund's Common Shares was +2.53%, based on a change in per share net asset value from $15.86 to $15.54, and assuming reinvestment of $0.544 per share income dividends and $0.168 per share capital gains distributions.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Shares had an average yield of 4.325%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.


MuniYield Pennsylvania Fund
April 30, 1998


It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six-month period ended April 30, 1998, we continued to follow the portfolio strategy that we had adopted during the prior six-month period. At that time, our outlook was constructive toward the municipal market because we believed any risk was biased toward lower rather than higher interest rates. Therefore, we followed a more aggressive investment strategy. We have essentially maintained a fully invested position since that time and have kept cash reserves at a minimum to seek to enhance the Fund's dividend and capital appreciation potential.

Looking ahead, we expect to remain fully invested during the next several months. We will continue to monitor economic data for any signs of inflationary pressure or economic downturn so that we can modify our portfolio strategy in an effort to seek to preserve the Fund's capital or enhance total return.


In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 28, 1998



MuniYield Pennsylvania Fund
April 30, 1998


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Pennsylvania Fund
April 30, 1998


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

Pennsylvania--100.6%
                          Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds,
                          Series A:
AAA      Aaa     $2,000     (Allegheny General Hospital Project), 6.25% due 9/01/2020 (c)                       $  2,177
NR*      A3       3,000     (South Hills Health System), 6.50% due 5/01/2014                                       3,290

BBB-     Baa3     2,680   Allegheny County, Pennsylvania, IDA, Enviromental Improvement Revenue Refunding
                          Bonds (USX Corp.), 5.60% due 9/01/2030                                                   2,645

AAA      Aaa      5,750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds, RITR,
                          Series 20, 6.37% due 12/01/2024 (c)(i)                                                   5,800

BBB+     NR*      1,000   Cumberland County, Pennsylvania, Municipal Authority Revenue Bonds (Presbyterian
                          Homes Inc. Project), 6% due 12/01/2026                                                   1,040

A-       NR*      2,250   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds (Riddle Memorial
                          Hospital), 6.50% due 1/01/2022                                                           2,374

A        Baa1     2,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds (Resource Recovery
                          Facility), Series A, 6.10% due 7/01/2013                                                 2,159

AAA      Aaa      1,100   Delaware County, Pennsylvania, Interboro School District, UT, 5.375%
                          due 8/15/2025 (c)                                                                        1,102

NR*      Aaa      4,000   Delaware County, Pennsylvania, University Revenue Bonds (Villanova University),
                          Series A, 5% due 12/01/2028 (c)                                                          3,790

AAA      Aaa      1,750   Greater Johnston, Pennsylvania, School District, Refunding, GO, UT, Series 1998,
                          5% due 2/01/2019 (c)                                                                     1,684

NR*      Baa1     1,785   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College Project),
                          6.75% due 5/01/2014                                                                      1,934

AAA      Aaa      4,000   Lehigh County, Pennsylvania, General Purpose Authority, Revenue Bonds (Saint Luke's
                          Hospital of Bethlehem), 6.25% due 7/01/2022 (b)                                          4,298

AAA      Aaa      3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and Light
                          Company Project), Series A, 6.40% due 11/01/2021 (c)                                     3,260

NR*      Aaa      2,020   Lower Merion Township, Pennsylvania, School District, UT, 5% due 5/15/2023               1,928

AAA      Aaa      4,570   Lower Providence Township, Pennsylvania, Sewer Authority, Sewer Revenue Refunding
                          Bonds, UT, 5.25% due 5/01/2022 (c)                                                       4,497

                          Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds (Pennsylvania Gas
                          and Water Company Project), AMT:
A-       A3       2,500     Refunding, Series A, 7.20% due 10/01/2017                                              2,751
AAA      Aaa      2,000     Refunding, Series A, 7% due 12/01/2017 (b)                                             2,251
A-       A3       1,500     Series B, 7.125% due 12/01/2022                                                        1,647



MuniYield Pennsylvania Fund
April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

Pennsylvania (continued)
BBB      NR*     $2,050   Montgomery County, Pennsylvania, Higher Education and Health Authority Revenue
                          Bonds (Northwestern Corporation), 7.125% due 6/01/2018                                $  2,224

                          Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                          Company):
BBB+     Baa2     1,800     AMT, Series A, 7.60% due 4/01/2021                                                     1,949
AAA      Aaa      4,400     Series B, 6.70% due 12/01/2021 (c)                                                     4,762

AAA      Aaa      2,000   Northeastern, Pennsylvania, Hospital and Education Authority, Health Care
                          Revenue Bonds (Wyoming Valley Health Care), Series A, 5.25% due 1/01/2026 (b)            1,949

BBB      Baa3     4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                          Revenue Bonds (Sun Company Inc., R & M Project), AMT, Series A, 7.60% due 12/01/2024     4,649

AAA      Aaa      4,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due 7/01/2023 (g)                    4,266

                          Pennsylvania HFA, S/F Mortgage, AMT:
AA+      Aa2      1,720     Refunding, Series 60A, 5.85% due 10/01/2027                                            1,766
AA+      Aa       2,630     Series 34B, 7% due 4/01/2024                                                           2,816
AA+      Aa       3,000     Series 41B, 6.65% due 4/01/2025                                                        3,203

AA-      NR*      2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal Capital
                          Improvements Program), 6.60% due 11/01/2009                                              2,199

AAA      Aaa      2,000   Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue Bonds,
                          AMT, Series C, 7.15% due 9/01/2021 (b)                                                   2,163

                          Pennsylvania State Higher Educational Facilities Authority, College and
                          University Revenue Refunding Bonds:
A1+      NR*      2,100     (Carnegie Mellon University), VRDN, Series C, 4.15% due 11/01/2029 (a)                 2,100
AAA      Aaa      1,255     (Duquesne University), Series A, 6.75% due 4/01/2020 (c)                               1,326

AA-      Aa3      2,500   Pennsylvania State University, Refunding, 6.25% due 3/01/2011                            2,672

AAA      Aaa      1,500   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia Airport System),
                          AMT, Series B, 5.40% due 6/15/2027 (d)                                                   1,489

                          Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                          Hospital Revenue Bonds:
A1+      VMIG1++  2,400     (Children's Hospital of Philadelphia Project), VRDN, 4.15% due 3/01/2027 (a)           2,400
A-       NR*      1,000     (Children's Seashore House), Series B, 7% due 8/15/2022                                1,086
BBB      NR*      1,630     (Northwestern Corporation), 7% due 6/01/2012                                           1,764
AAA      NR*      3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (h)                      3,523

AA       Aa3      2,000   Philadelphia, Pennsylvania, IDA, Industrial and Commercial Revenue Bonds
                          (Girard Estates Facilities Leasing Project), 5% due 5/15/2027                            1,900

AAA      Aaa      4,000   Philadelphia, Pennsylvania, Industrial Development Lease Authority Revenue Bonds,
                          Series A, 5.375% due 2/15/2027 (c)                                                       4,008

AAA      Aaa      4,820   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System Revenue
                          Bonds, Sub-Series C, 5.05% due 9/01/2025 (f)                                             4,620

A1+      NR*      3,600   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds
                          (Northeastern Power Company), VRDN, Series A, 4.10% due 12/01/2022 (a)                   3,600

A-       NR*      2,520   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue Refunding
                          Bonds (University of Scranton Project), Series B, 6.50% due 3/01/2015                    2,686

A-       NR*      1,000   Sharon, Pennsylvania, Regional Health System Authority, Hospital Revenue Refunding
                          Bonds (Sharon Regional Health System Project), Series A, 6.875% due 12/01/2002 (e)       1,114

NR*      Aaa      5,000   Somerset County, Pennsylvania, UT, Series A, 5% due 10/01/2027 (d)                       4,749


MuniYield Pennsylvania Fund
April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

Pennsylvania (concluded)
AA+      Aa1     $4,900   Swarthmore Borough, Pennsylvania, College Authority, Revenue Refunding Bonds,
                          6% due 9/15/2020                                                                      $  5,178
AAA      Aaa      2,000   University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education
                          (Pennsylvania University Capital Projects), 5.125% due 6/01/2027 (d)                     1,931
AA       Aa3      3,500   Upper Saint Clair Township, Pennsylvania, School District, Refunding, UT, 5.20%
                          due 7/15/2027                                                                            3,423

Puerto Rico--2.2%

AAA      Aaa      3,000   Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities),
                          Series B, 5% due 7/01/2027 (b)                                                           2,875

Total Investments (Cost--$126,333)--102.8%                                                                       133,017

Liabilities in Excess of Other Assets--(2.8%)                                                                     (3,656)
                                                                                                                --------
Net Assets--100.0%                                                                                              $129,361
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)Prerefunded.
(f)FSA Insured.
(g)FNMA Collateralized.
(h)Escrowed to maturity.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.


See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:
                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             52.9%
AA/Aa                               17.9
A/A                                 13.2
BBB/Baa                             12.5
Other++                              6.3

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Pennsylvania Fund
April 30, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$126,333,040) (Note 1a)                         $133,016,877
                    Cash                                                                                          31,212
                    Interest receivable                                                                        2,053,346
                    Prepaid expenses and other assets                                                              6,790
                                                                                                            ------------
                    Total assets                                                                             135,108,225
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  5,516,086
                      Dividends to shareholders (Note 1e)                                       132,735
                      Investment adviser (Note 2)                                                53,730        5,702,551
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        44,622
                                                                                                            ------------
                    Total liabilities                                                                          5,747,173
                                                                                                            ------------

Net Assets:         Net assets                                                                              $129,361,052
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                              $  40,000,000
                      Common Shares, par value $.10 per share (5,752,062 shares
                      issued and outstanding)                                              $    575,206
                    Paid-in capital in excess of par                                         80,163,196
                    Undistributed investment income--net                                      1,051,377
                    Undistributed realized capital gains on investments--net                    887,436
                    Unrealized appreciation on investments--net                               6,683,837
                                                                                           ------------
                    Total--Equivalent to $15.54 net asset value per Common Share
                    (market price--$14.8125)                                                                  89,361,052
                                                                                                            ------------
                    Total capital                                                                           $129,361,052
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.
        >



MuniYield Pennsylvania Fund
April 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                 For the Six Months Ended April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  3,672,683
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    321,414
                    Commission fees (Note 4)                                                     50,060
                    Professional fees                                                            36,423
                    Accounting services (Note 2)                                                 24,040
                    Transfer agent fees                                                          21,198
                    Trustees' fees and expenses                                                  12,706
                    Printing and shareholder reports                                             10,434
                    Listing fees                                                                  7,976
                    Custodian fees                                                                4,475
                    Pricing fees                                                                  3,949
                    Other                                                                         7,752
                                                                                           ------------
                    Total expenses                                                                               500,427
                                                                                                            ------------
                    Investment income--net                                                                     3,172,256
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                          1,984,079
ized Gain (Loss)    Change in unrealized appreciation on investments--net                                     (2,061,932)
on Investments--Net                                                                                         ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  3,094,403
                                                                                                            ============

                    See Notes to Financial Statements.



Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                          Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1998    Oct. 31, 1997
Operations:         Investment income--net                                                 $  3,172,256     $  6,545,559
                    Realized gain on investments--net                                         1,984,079        2,016,285
                    Change in unrealized appreciation on investments--net                    (2,061,932)       1,698,298
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,094,403       10,260,142
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (2,517,494)      (5,129,565)
Shareholders          Preferred Shares                                                         (433,856)      (1,364,112)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,574,973)        (544,213)
                      Preferred Shares                                                         (414,640)        (152,208)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (4,940,963)      (7,190,098)
                                                                                           ------------     ------------
Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                       136,944               --
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (1,709,616)        3,070,044
                    Beginning of period                                                     131,070,668      128,000,624
                                                                                           ------------     ------------
                    End of period*                                                         $129,361,052     $131,070,668
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,051,377     $    830,471
                                                                                           ============     ============


                    See Notes to Financial Statements.



MuniYield Pennsylvania Fund
April 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended                 For the
                                                                   April 30,          Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period           $  15.86   $  15.32   $  15.36    $  13.86   $  16.37
Operating                                                          --------   --------   --------    --------   --------
Performance:        Investment income--net                              .56       1.13       1.15        1.17       1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.02)       .66       (.03)       1.53      (2.41)
                                                                   --------   --------   --------    --------   --------
                    Total from investment operations                    .54       1.79       1.12        2.70      (1.26)
                                                                   --------   --------   --------    --------   --------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                           (.44)      (.89)      (.91)       (.89)      (.91)
                      Realized gain on investments--net                (.27)      (.09)        --          --       (.12)
                      In excess of realized gain on
                      investments--net                                   --         --         --        (.05)        --
                                                                   --------   --------   --------    --------   --------
                    Total dividends and distributions to
                    Common Shareholders                                (.71)      (.98)      (.91)       (.94)     (1.03)
                                                                   --------   --------   --------    --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                         (.08)      (.24)      (.25)       (.25)      (.20)
                        Realized gain on investments--net              (.07)      (.03)         --          --      (.02)
                        In excess of realized gain on
                        investments--net                                 --         --         --        (.01)        --
                                                                   --------   --------   --------    --------   --------
                    Total effect of Preferred Share activity           (.15)      (.27)      (.25)       (.26)      (.22)
                                                                   --------   --------   --------    --------   --------
                    Net asset value, end of period                 $  15.54   $  15.86   $  15.32    $  15.36   $  13.86
                                                                   ========   ========   ========    ========   ========
                    Market price per share, end of period          $14.8125   $14.8125   $ 14.125    $  13.75   $  11.00
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on market price per share                   4.64%++   12.15%      9.48%      34.17%    (27.82%)
Return:**                                                          ========   ========   ========    ========   ========
                    Based on net asset value per share                2.53%++   10.71%      6.30%      18.95%     (9.02%)
                                                                   ========   ========   ========    ========   ========

Ratios to Average   Expenses                                           .78%*      .79%       .78%        .82%       .82%
Net Assets:***                                                     ========   ========   ========    ========   ========
                    Investment income--net                            4.94%*     5.07%      5.14%       5.44%      5.12%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                   $ 89,361   $ 91,071   $ 88,001    $ 88,226   $ 79,609
                                                                   ========   ========   ========    ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                          $ 40,000   $ 40,000   $ 40,000    $ 40,000   $ 40,000
                                                                   ========   ========   ========    ========   ========
                    Portfolio turnover                               40.01%     70.14%     75.83%      43.59%     18.64%
                                                                   ========   ========   ========    ========   ========

Leverage:           Asset coverage per $1,000                      $  3,234   $  3,277   $  3,200    $  3,206   $  2,990
                                                                   ========   ========   ========    ========   ========

Dividends           Investment income--net                         $    271   $    853   $    901    $    902   $    688
Per Share on                                                       ========   ========   ========    ========   ========
Preferred Shares
Outstanding:++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Aggregate total investment return.
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
April 30, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


MuniYield Pennsylvania Fund
April 30, 1998


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $50,344,030 and $51,160,199, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains


Long-term investments             $ 1,984,079    $ 6,683,837
                                  -----------    -----------
Total                             $ 1,984,079    $ 6,683,837
                                  ===========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,683,837, of which $7,256,603 related to appreciated securities and $572,766 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $126,333,040.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended April 30, 1998 increased by 8,640 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 3.70%.

As of April 30, 1998, there were 1,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $33,372 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.070524 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.